PEREGRINE FUNDS/ASIA PACIFIC GROWTH FUND


                                   PROSPECTUS


                                January 26, 1996


--------------------------------------------------------------------------------
99 Park Avenue, New York, New York 10016
Shareholder Services: (800) 910-5525
--------------------------------------------------------------------------------


The Asia Pacific Growth Fund (the "Fund") seeks long-term capital appreciation by investing in the securities of companies that are expected to benefit from the development and growth of the economies of Asia and the Pacific Basin.
Peregrine Asset Management (Hong Kong) Limited ("Peregrine") serves as investment adviser to the Fund.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, a bank. The shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency, and are subject to investment risk, including possible loss of principal.

This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


A Statement of Additional Information ("SAI") dated January 26, 1996, about the Fund has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy of the SAI, write to the above address or call the telephone number listed above.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                           Page
                                                                            ----
Shareholder Transaction Data..............................................    3
Fund Summary..............................................................    4
Fund Details..............................................................    4
Fund's Investment Objective, Policies and Risks...........................    6
Buying and Selling Fund Shares............................................   11
Dividends and Distributions...............................................   13
Tax-Sheltered Retirement Plans............................................   14
Facts About Your Account..................................................   14
Management................................................................   15
Advertising...............................................................   15
Taxes.....................................................................   16
Additional Information....................................................   17

                          SHAREHOLDER TRANSACTION DATA

The following table is intended to assist you in understanding the various direct and indirect costs and expenses you will bear when you invest in the Fund. All of the Annual Fund Operating Expenses are paid out of Fund assets. The Fund's adviser, Peregrine, may, from time to time, waive fees and/or reimburse certain operating expenses of the Fund.

Shareholder Transaction Expenses:
   Maximum Sales Charge
       Imposed on Purchases..................................          0%
       Redemption Charge (Imposed on redemptions
                               within 2 months of purchases)           2%

Annual Fund Operating Expenses:  (as a percent of average net assets)
     Management Fees...............................................   1.00%
     Other Expenses................................................   1.05%
       Portfolio Administration Fees ..............................    .25%
       Transfer Agent and Custodian Fees...........................    .29%

       Other Expenses..............................................    .51%*

Total Fund Operating
         Expenses..................................................   2.05%+

* Other Expenses are estimates which assume $30 million in average daily net assets. Actual "Other Expenses" may vary.

+ Peregrine has voluntarily agreed to waive management fees and/or assume Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to limit Total Fund Operating Expenses to an annual rate of 2.00% of the Fund's average daily net assets until December 31, 1997.


              EXAMPLE
              -------
                                                       1 year           3 years
                                                       ------           -------
              You would bear the following


              expenses on a $1,000 investment           $21               $64


              assuming (1) 5% annual return

              and (2) redemption at the end of

              each time period:

The above example is meant to illustrate the effect of expenses on return and should not be considered to represent past or future returns or expenses, which may be greater or less than those shown. For more information see "Management."

                                  FUND SUMMARY

WHO SHOULD CONSIDER INVESTING IN THE FUND


Investors who are interested in investing in the economies of Asia and the Pacific Basin and willing to assume the risks associated with these investments should consider this Fund. Investing in these markets can afford investors diversification as well as a way to participate in the growth opportunities available in Asia and the Pacific Basin. See "How to Buy Shares" and "How to Sell Shares."


The value of the Fund's investments will vary from day to day, and generally reflect market, economic and political conditions, interest rates and company, political or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities, such as bonds. Bonds fluctuate in response to interest rates and the credit rating of the issuer, generally declining in value when interest rates rise or the credit rating of the issuer declines. See "Fund's Investment Objective, Policies and Risks."


RISK PROFILE

The value of the Fund's shares can be expected to fluctuate more and to be more volatile than funds investing only in securities of large U.S. companies or more developed countries, or bond funds. The Fund is not meant to be a complete or balanced investment program and is intended for those investors who can assume greater risk with respect to a portion of their investment portfolio.


The Fund's risks include share price and currency fluctuation, confiscatory taxation, expropriation, nationalization, inefficient securities markets and settlement practices and lack of developed legal systems. See "Fund's Investment Objective, Policies and Risks."



INVESTMENT ADVISER AND DISTRIBUTOR


As investment adviser, Peregrine manages the investments of the Fund and handles the other business affairs of the Fund under supervision of the Board of Trustees. Peregrine has been registered with the SEC as an investment adviser since April 17, 1995. Peregrine was incorporated in Hong Kong in 1991 and is an indirect subsidiary of Peregrine Investments Holdings Limited ("Peregrine Holdings"). Peregrine Holdings and its affiliates comprise one of the largest independent Asian based investment banks located outside Japan and Korea. Established in 1988, Peregrine Holdings and its affiliates have offices in sixteen Asian countries as well as in Europe, the United States and the Middle East. Peregrine acts as sub-investment adviser to one other investment company registered with the SEC, and as adviser to five other offshore funds. As of November 30, 1995, Peregrine managed assets totaling $130 million. See "Management."

Van Eck Securities Corporation ("Distributor"), a Delaware corporation, is a wholly-owned subsidiary of Van Eck Associates Corporation, and serves as the Fund's distributor and markets the Fund's shares.



                                  FUND DETAILS

ORGANIZATION OF THE FUND


The Fund is a separate series of Peregrine Funds (the "Trust"), and is an open-end investment company. Peregrine Funds was organized as a Delaware business trust on December 1, 1995. The Fund is a diversified fund as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"). With respect to 75% of a diversified fund's assets, no more than 5% of its assets may be invested in the securities of any one issuer and not more than 10% of the outstanding voting securities of an issuer may be owned.

BOARD OF TRUSTEES

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review performance. The majority of Trustees are not otherwise affiliated with Peregrine.


SHAREHOLDER MEETINGS

The Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change the fundamental investment objective and policies, approve an investment advisory contract or for other purposes. You are entitled to one vote for each share you own. If you cannot attend a shareholder meeting you may vote by proxy.


FUND'S PORTFOLIO TRANSACTIONS

Peregrine may use the Peregrine Group's broker-dealer and other affiliates and other firms that sell Fund shares to purchase and sell the Fund's portfolio securities and other assets, provided that their services and commissions are comparable to those of other firms.


PORTFOLIO MANAGEMENT

The portfolio manager is responsible for the day-to-day management of the Fund. Gary Greenberg is portfolio manager of the Fund.

Gary Greenberg, C.F.A., Manager of the Fund, has been serving in such capacity since the Fund commenced operations. Mr. Greenberg, Deputy Managing Director of Peregrine, joined Peregrine in July, 1994 and is responsible for Peregrine's investment strategy in various regions of the world and is portfolio manager for a fund which invests in smaller companies in India. Prior to joining Peregrine, Mr. Greenberg served as co-manager of the Acorn International Fund from 1992 to 1994. During that time period he was principal and portfolio manager of an asset management company which managed over U.S. $4 billion, including approximately U.S. $2 billion invested in non-U.S. companies. From 1989 to 1992, he was international securities analyst at Harris Associates L.P.

Other investment professionals at Peregrine who are expected to have significant input in determining the Fund's investments include:

Bruce Seton, Chief Investment Officer of Peregrine, has been serving in such capacity since September, 1994. Mr. Seton serves as Chief Executive Officer of Peregrine and is responsible for establishing Peregrine's overall investment guidelines and strategies. Prior to joining Peregrine in 1994, Mr. Seton spent twenty-two years at Gartmore Investment Limited managing funds emphasizing Asian emerging market investments.

Aureole Foong, Director of Peregrine, joined Peregrine in 1994 as a fund manager. His responsibilities at Peregrine include managing funds which invest in equities and derivatives in the Asia region. Prior to joining Peregrine, Mr. Foong worked from 1990 to 1994 at Unifund, a Geneva-based private investment company, where he served as a Senior Vice President.

Peregrine, its investment personnel and its affiliated companies may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain activities.

                 FUND'S INVESTMENT OBJECTIVE, POLICIES AND RISKS

OBJECTIVE

The Fund's investment objective is to achieve long-term capital appreciation by investing in the securities of companies that are expected to benefit from the development and growth of the markets or economies in Asia and the Pacific Basin.


The Fund considers the "Asia Pacific" region to include Australia, Bangladesh, Brunei, Cambodia, Hong Kong, India, Indonesia, Republic of Korea, Laos, Malaysia, Myanmar (formerly, Burma), Nepal, New Zealand, Pakistan, Papua New Guinea, the People's Republic of China ("China"), the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam. Other countries may be included in the future. The Fund will normally invest in at least three countries in the Asia Pacific region. The Fund does not expect to invest in Japan.



FUND'S BENEFITS AND RISKS

BENEFITS


Peregrine believes the Asia Pacific region has potential for dramatic economic growth. The Fund offers investors who believe that the Asia Pacific region offers strong long-term growth potential the ability to concentrate an investment in Asia Pacific securities. The Fund's performance is closely tied to economic and political conditions within the Asia Pacific region. The Fund may not be suitable for all investors and is intended for investors willing to assume greater risk and as a complement to a broader investment plan. The Fund is not intended as a complete investment program.


When you sell your Fund shares they may be worth more or less than you paid for them. Their value will depend upon the value of the Fund's investments, which varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market, economic and political conditions. The securities of smaller, less well-known companies may be particularly volatile. Bond values fluctuate based on changes in interest rates and in the credit quality of the issuer. In addition, all of the Fund's investments may be denominated in foreign currencies which fluctuate in response to global economic, market and political factors. Peregrine will select investments for the Fund that it believes offer the greatest opportunity for long-term capital appreciation. There can be no assurance that Peregrine will be successful.

Peregrine normally invests the Fund's assets according to its investment objective and policies. Peregrine determines whether an issuer or its principal business are located in the Asia Pacific region by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the Fund's investments among countries, Peregrine considers such factors as the potential for economic growth, political developments, expected levels of inflation, governmental policies and the outlook for currency relationships. There can be no assurance that the Fund will achieve its investment objective.


EMERGING MARKET RISKS


Investors should expect volatility in the value of the Fund's shares as emerging markets are characterized by wide fluctuations in securities' prices. Countries in the Asia Pacific region are in various stages of economic development. Each has its own risks. Some are considered emerging markets, which generally have low-to-middle-income economies. Except for Australia and New Zealand, the other Asia Pacific countries are considered emerging markets. Most countries in this region are heavily dependent on international trade. Some have prosperous economies, but are sensitive to world commodity prices. Others are especially vulnerable to recessions and economic factors in other countries. Some countries in the region have experienced rapid growth recently, and many suffer from obsolete financial systems, economic problems, or less developed legal systems. Many are experiencing political and social uncertainty. In addition, the return of Hong Kong to Chinese control may affect the entire region known as "Greater China". The securities markets in the Asia Pacific region may be subject to emergencies caused by governmental actions and political and economic factors. In the event an emergency exists, the Fund may, with the approval of the SEC, suspend your right to redeem your Fund shares during the emergency.



INTERNATIONAL INVESTING RISKS

The Fund's policy of investing in non-U.S. markets and, in particular, emerging markets, involves increased or additional economic and political risks from those mentioned above as compared to investing in the U.S. or other developed markets. The Fund's share price will be affected by events and factors in the various world markets.

These foreign markets have generally less stringent investor protection rules and enforcement, disclosure standards and governmental regulation. In addition, some foreign companies are not subject to the same financial accounting, auditing and reporting standards that are required of U.S. companies. Compared to U.S. markets, foreign markets are less developed and less liquid, have fewer issuers, may be more subject to influence by large investors and more susceptible to manipulation. Some have unstable governments. In addition to the political and economic factors that can affect the value of foreign securities, a governmental issuer may be unwilling to repay principal and interest when due and may require that the conditions for payment be renegotiated. Investing in countries with emerging economies or securities markets is subject to the additional risks associated with political and economic structures undergoing rapid change, economies heavily dependent upon international trade and extremely sensitive to commodity prices and to economic factors in other countries, the lack of developed securities markets and effective regulations, less developed legal and economic sectors, restrictions on foreign ownership of securities, and governments that in the past have failed to recognize private ownership, have nationalized or expropriated private property, imposed currency exchange controls, levied confiscatory taxes and limited the removal of funds or other assets.


OTHER RISKS

In addition, because the Fund may invest in a wide variety of investments and use various investment techniques, the Fund may be riskier and more volatile than Funds whose investments and investment techniques are less varied. Some of the more common risks associated with the investments and investment techniques available to the Fund and not discussed here are summarized below in "Fund's Investments and Techniques." See also "Risk Factors" in the SAI.


INVESTMENT POLICIES


In pursuing its goals, the Fund will focus on equity securities but it may also invest in other types of financial instruments, including debt securities of any quality. The Fund may invest in the securities of any issuer, including companies and other business organizations, as well as governments and governmental and quasi-governmental agencies. The Fund, however, will tend to focus on the equity securities of both large and small companies in the Asia Pacific region. Except in unusual circumstances, Peregrine will normally invest at least 65%, and at times nearly all, of the Fund's total assets in securities of issuers expected to benefit from the development and growth of the economies of the Asia Pacific region. The Fund will normally invest in at least three countries in the Asia Pacific region.


Peregrine may use different investment techniques to attempt to achieve the Fund's investment objective and to hedge the Fund's risks, but there is no guarantee that these strategies will work as Peregrine intends. Also, as a mutual fund, the Fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, diversification does not eliminate risk and when you sell your Fund shares, they may be worth more or less than you paid for them.


The Fund may, in seeking to avoid foreign taxes or comply with foreign investment restrictions, invest in certain countries in the Asia Pacific region through wholly-owned entities organized in a foreign country.


The Fund's investments will normally be denominated in a foreign currency. To attempt to protect against uncertainties in the markets or in anticipation of the need for cash to meet redemption requests or settlement of portfolio transactions, the Fund may, for temporary defensive purposes, invest in short-term debt securities and money market instruments in excess of 35% of the Fund's total assets. There is no limit on the amount of foreign currencies or short-term instruments denominated in a foreign currency the Fund may hold.

The Fund may invest in a variety of instruments that are or may become available in the market, and Peregrine may use a number of investment techniques and strategies to achieve the Fund's objective. There are a number of risks and restrictions associated with these instrument types and investment practices that should be considered by investors. The investment types and investment practices that will be used most often are listed below under "Fund's Investments and Techniques." (A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments and strategies is contained in the Fund's SAI.) Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.


Peregrine may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goals. Current holdings and recent investment strategies are described in the Fund's financial reports which are sent to shareholders twice a year. For a free SAI or annual or semi-annual report, call (800) 910-5525 or write to the Fund at the address on the cover. The Fund commenced operations on December 29, 1995; the first semi-annual report for the period ended June 30, 1996 will be available on or about August 30, 1996.



FUND'S INVESTMENT AND TECHNIQUES

EQUITY SECURITIES

Equity securities may include common stocks, preferred stocks, direct equity interests in unincorporated entities or enterprises, convertible securities, and warrants. Common stocks, the most familiar type of equity security, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors. The Fund also considers equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities to be equity securities.


DIVERSIFICATION

Diversification of the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.


     Restrictions: With respect to 75% of total assets, the Fund may not invest more than 5% of its total assets in securities (including debt securities) of any one issuer. The Fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.

FOREIGN AND EMERGING MARKETS SECURITIES

The Fund will normally invest a significant portion of its assets in securities of issuers located outside the U.S. and traded outside the U.S. These securities will usually be non-U.S. dollar denominated, but also may be dollar denominated (such as ADRs). Changes in the value of foreign currencies can significantly affect the value of the Fund's investments and share price. Peregrine may use a variety of techniques to either increase or decrease the Fund's exposure to any currency.


DEBT SECURITIES

Bond and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality debt securities (sometimes called "junk bonds") are speculative and involve greater risk of default or price fluctuations due to changes in the issuer's creditworthiness, or the reality that the issuer may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

     Restrictions: The Fund currently intends to limit its investments in debt securi- ties rated lower than Baa by Moody's Investors Services ("Moody's") to 25% of its total assets. Purchase of a debt security is consistent with the Fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by Standard & Poor's Corporation ("S&P"), or is unrated but judged to be of equivalent rating quality by Peregrine. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality.

The SAI provides an explanation of the ratings assigned to debt holdings (not including money market instruments).


ADJUSTING INVESTMENT EXPOSURE

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options, futures and forward contracts, entering into currency exchange contracts, swap agreements, purchasing indexed securities, and selling securities short.

Peregrine may use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If Peregrine judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss to the Fund, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. The difference between the sale and repurchase prices represents interest earned by the Fund. Delays or losses to the Fund could result if the other party to the agreement defaults or becomes insolvent.


FOREIGN REPURCHASE AGREEMENTS

Repurchase agreements with foreign dealers may be less well-secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss or counterparty default. Some counterparties in these transactions may be less creditworthy and subject to less regulation than those in U.S. markets.


ILLIQUID AND RESTRICTED SECURITIES

Some investments may be determined by Peregrine, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Securities subject to legal or contractual restrictions and repurchase agreements maturing in more than seven days are considered illiquid. Difficulty in selling these securities may result in a loss or may be costly to the Fund.

     Restrictions: The Fund may not enter into a repurchase agreement maturing in more than seven days if, as a result, more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.


SHORT SELLING

Short selling involves selling a security that the Fund does not own and has borrowed from a broker or bank or other institution. When the Fund purchases the security to replace the borrowed security, if the value of the security has declined as anticipated, the Fund will profit to the extent of the difference between the purchase price and the sale price. If the price of the security increases, the Fund will suffer a loss.

     Restrictions: The value of securities of any one issuer sold short will constitute no more than 2% of the Fund's net assets or no more than 2% of the issuer's outstanding class of securities. Only liquid securities will be sold short. The value of the securities sold short will constitute no more than 25% of the Fund's net assets.


OTHER INSTRUMENTS

Other securities in which the Fund may invest include rights, securities of investment companies, partly paid shares, and real estate-related investments.

LEVERAGE

The Fund may use leverage by borrowing from banks, or through reverse repurchase agreements, futures, options and similar transactions. Leverage will subject the Fund's share price to greater fluctuation.

     Restrictions: The Fund may not borrow in an amount exceeding 33-1/3% of its total assets.


LENDING OF PORTFOLIO SECURITIES

Securities may be lent to broker-dealers and institutions, including affiliates of Peregrine. Lending is a means for the Fund to earn income. This practice could result in a loss or a delay in recovering the Fund's securities.

     Restrictions: Loans of the Fund's securities, in the aggregate, may not exceed 33-1/3% of the Fund's total assets.

FUNDAMENTAL POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, which are subject to change only with shareholder approval, and are all listed below. All policies stated throughout this Prospectus, other than those identified in this section as fundamental can be changed without shareholder approval.

The Fund's investment objective is to seek capital appreciation by investing in the securities of companies that are expected to benefit from the development and growth of the economies of the Asia Pacific region. This objective can be changed only with shareholder approval.

The Fund, with respect to 75% of total assets, may not invest more than 5% of its total assets in the securities (including debt securities) of any one issuer, and may not own more than 10% of the outstanding voting securities of a single issuer, excluding entities of which it is the sole owner. The Fund may not invest more than 25% of its total assets in any one industry. The Fund may borrow in an amount not exceeding 33-1/3% of its total assets. Loans of the Fund's securities, in the aggregate, may not exceed 33-1/3% of total assets.


BUYING AND SELLING FUND SHARES

The Fund is a "no-load" mutual fund. The Fund does not currently impose a transaction or sales charge for investors purchasing shares directly from the Fund. However, to reduce transaction costs to the Fund resulting from excessive shareholder activity a redemption fee of 2% ("Redemption Fee") of the value of the shares sold will be retained by the Fund if you sell your shares within 2 months of purchase. Shares will be purchased or redeemed at the next share price calculated after the investment or request for redemption is received and accepted. The share price is calculated at the close of trading on the New York Stock Exchange ("NYSE"), currently 4:00 P.M., Eastern Time, on each day the NYSE is open for business. Purchases and sales will be made in U.S. Dollars.

The Fund may, without notice, suspend the offering of shares or reject any purchase order.


HOW TO BUY SHARES

THROUGH A FINANCIAL INSTITUTION OR DST

Fund shares may be purchased at their net asset value per share without payment of a sales charge by (1) ordering the shares through a financial institution (which may impose a transaction charge for its services), and forwarding a completed Application or investment firm settlement instructions with payment; or (2) completing an Application and mailing it with payment to the Fund's Transfer Agent and Dividend Paying Agent, DST Systems, Inc., c/o Peregrine Funds, P.O. Box 419558, Kansas City, Missouri, 64141-9558.

The Fund will not issue share certificates. Fractional shares will be issued.


BROKERS, BANKS AND FINANCIAL PROFESSIONALS

You may purchase or sell your shares through a broker, a bank or investment professional. These financial institutions may charge a fee for their services. Your financial institution has the responsibility of submitting your orders received by it prior to the close of trading on the NYSE to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 p.m., Eastern Time, to receive that day's price.

Certain financial institutions may enter into sales agreements with the Distributor and may place confirmed purchase orders on behalf of their customers, with payment to follow within three business days. If payment is not received by the Fund, the financial institution will be held liable for any fees or losses the Fund or the Distributor may incur.

Some unaffiliated financial institutions have entered into agreements with the Fund, the Distributor and/or Peregrine to provide services to shareholders. If such financial institutions provide assistance in marketing the Fund, the financial institutions will be compensated by Peregrine from its own resources.


PAYMENT

Payment for shares must be made in U.S. Dollars. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. Double endorsed checks will not be accepted.


MINIMUM PURCHASES


Initial purchases must be in the amount of $5,000 or more per account. Subsequent purchases must be in the amount of $1,000 or more. Purchases may be made through selected dealers or banks or investment professionals or by forwarding payment to DST Systems, Inc. ("DST"). Either minimum may be waived by the Fund in special circumstances deemed to be appropriate by the Fund's Board of Trustees.



HOW TO SELL SHARES


You may sell your shares on any business day by writing to or calling DST or your financial institution. If you purchased shares through an investment professional you may be required to sell your shares through that investment professional if your shares are held in "street name". The redemption price will be the net asset value per share next determined after the receipt of a request in proper form as described herein. Currently, the Fund does not impose a fee for redemption checks or wires, but it may do so at a later date.



IN WRITING


To sell shares you may write to DST, c/o Peregrine Funds, P.O. Box 419558, Kansas City, Missouri 64141-9558. Your redemption request must (1) be signed by all owners exactly as their names appear on the account Application and signature page, (2) specify the number of shares or amount of investment to be redeemed if less than all shares in the account are to be sold, (3) contain a signature guarantee of each owner's signature by an eligible guarantor institution (notarization by a notary public is not acceptable) if the redemption amount is $50,000 or more, or if the redemption check is to be made payable to other than the owners or is to be sent to an address other than the record address or the record address has been changed within the past 30 days and (4) provide any additional documents regarding accounts of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g., appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. Banks, trust companies, savings institutions and broker/dealers are eligible to guarantee your signature.



BY TELEPHONE

If you have elected the telephone redemption privilege, you may sell your shares by telephone by calling either (1) your financial institution (which may charge a transaction fee) or (2) DST at 1-800-910-5525, if the shares are not held in street name. Estates, trusts, guardianships, custodianships, partnerships and corporations may not call DST to sell their shares. Telephone calls to DST are recorded. Shares will be redeemed by telephone if you provide the correct social security number, tax identification number or account number. To protect against fraud or losses DST may require additional information. The Fund reserves the right to refuse a request for the telephone redemption privilege without prior notice, either before, during or after the call.

Telephone instructions accepted after the close of business on the NYSE will not be processed until the following business day. In the case of joint or multiple owners, one owner's call may effect the telephone redemption. Because of unusual market conditions it may be difficult and/or impossible to contact DST or your broker, bank or investment professional to redeem your shares. You should continue to try contacting them by telephone at their telephone number or written instructions may be sent by post or courier. Telefaxed instructions will not be accepted.

You may request redemption by telephone of $50,000 or less per day if the proceeds check is to be payable to you and sent to the address we have on our records or the proceeds are to be wired to the bank account of record. To protect you and the Fund from fraud, a telephone redemption request will not be accepted if you changed the registered address within one month of the request.


UNAUTHORIZED TELEPHONE REDEMPTIONS

Like most mutual funds, the Fund and DST may only be liable for losses resulting from unauthorized transactions if they do not follow reasonable procedures designed to verify the caller's identity. Telephone calls may be recorded and account number and other information may be requested. If you do not want the ability to redeem by telephone, check the appropriate box on the Application or call DST for instructions.


REDEMPTION FEE

Shares redeemed within 2 months of purchase will incur a Redemption Fee of 2% which will be deducted from the value of those shares. The Redemption Fee is paid to the Fund, not to the Distributor, and is intended to cover the costs incurred by the Fund resulting from short-term trading by investors. The Redemption Fee does not apply to shares acquired through the reinvestment of distributions. Shares held the longest will be redeemed first for purposes of calculating the fee.


PAYMENT OF SALES PROCEEDS


Payment for shares sold will normally be made within seven days after a proper redemption request is received, except for delays which may be permitted under applicable law or rule. If Fund shares to be redeemed were purchased by check, to protect the Fund from losses, the Fund will pay the proceeds only after it is satisfied that your check has been cleared for payment. This may take as long as 15 days. Payment will generally be made by wire transfer to your designated account at a domestic commercial bank. You may request in writing that redemption proceeds be paid by check. The check will be made payable to the record owners at the record address.



                          DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income and net capital gains annually, generally in December. Dividends or distributions declared in December but paid in the following January will be includable in your income as of the record date (usually in December) of such dividends or distributions. The fiscal year of the Fund ends on December 31.


DIVIDEND REINVESTMENT PLAN

DIVIDEND REINVESTMENT

Dividends and distributions will be automatically reinvested in Fund shares at net asset value unless you or your financial institution notifies DST that dividends and distributions are to be paid in cash. If you do not want your dividends reinvested automatically, please check "Cash" on the Application.

                         TAX-SHELTERED RETIREMENT PLANS

You may purchase Fund shares for your tax-sheltered retirement plans. These plans allow individuals to shelter investment income and capital gains from current taxes. Contributions may be tax deductible. These accounts require separate applications to open. Additional information about these plans may be found in the SAI or may be requested from the Fund.


IRA

An Individual Retirement Account and Spousal Individual Retirement Account (IRA/SPIRA) are available to anyone who has earned income (investments may also be made for a spouse, if the spouse has earned income of less than $250).



SEP

A Simplified Employee Pension Plan (SEP) is available to employers, including self-employed individuals that want to provide retirement income to their employees without all the administrative requirements of qualified plans.


QUALIFIED PENSION PLAN

A  Qualified   Pension   Plan  is  available   to   self-employed   individuals,
partnerships, corporations and their employees.


403(B) PLAN

A  403(b)(7)   Program  is  available   to   employees  of  certain   tax-exempt
organizations and schools.


                            FACTS ABOUT YOUR ACCOUNT

YOUR ACCOUNT

DST maintains Fund account records. However, brokers, banks and financial institutions maintain account records for shares that are held in street name for their clients. If you purchased your shares from a financial institution you must call or write to the institution if you have questions about your account or want to sell shares you own. DST will have no record of your account.


MINIMUM ACCOUNT SIZE

If, at any time, the number of shares in your account falls below a specified amount, currently 500 shares, you will be notified and will have 30 days to bring the number of shares you own up to the minimum amount. If you are unable to comply with the account minimum within 30 days, the Fund may redeem your Fund shares involuntarily and mail the proceeds to you. Your shares will be redeemed at the net asset value on the day your account is closed.


FUND'S BUSINESS DAYS

You may transact business (buy and sell shares) in your account on each day the NYSE is open. Shares are purchased and sold at the net asset value per share
(NAV) next calculated after your order is received and accepted. The NAV is calculated at the close of business on the NYSE, currently 4:00 P.M., Eastern Time.


FUND'S NAV

The Fund's NAV is the value of one share. It is computed by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities and dividing the result by the number of shares outstanding at the time.


VALUATION OF FUND'S INVESTMENTS

The assets of the Fund are primarily valued on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If market value is not ascertainable, investments are valued at fair value as determined in good faith by the Board of Trustees. Foreign investments will be valued in U.S. Dollars using the prevailing exchange rates on that day. The Fund invests in securities, options or futures contracts listed or traded on foreign exchanges which may trade on Saturdays or other customary U.S. national business holidays (days on which the Fund is not open for business). Consequently, the Fund's NAV may be affected on days when you may not purchase or redeem shares.


SPECIAL SERVICES

You may be charged a fee for special services you request, such as providing historical account documents.


TRANSFER OF OWNERSHIP

To transfer ownership of (re-register) all or a portion of your shares you must provide a written request with any documents DST may request to satisfy itself that the request is genuine. See "Buying and Selling Fund Shares - How to Sell Shares." DST will require the same information and certifications, all in proper form, necessary to open and close an account.


                                   MANAGEMENT

INVESTMENT ADVISER


Peregrine is the investment adviser and manages the Fund's portfolio of investments pursuant to an Investment Advisory Agreement and is paid an investment advisory fee ("Advisory Fee") by the Fund at an annual rate of 1.00% of average daily net assets. Peregrine currently acts as sub-adviser to one other mutual fund registered with the SEC under the 1940 Act and manages pension plans, offshore mutual funds and other portfolios. Total aggregate assets under management by Peregrine were approximately $130 million as of November 30, 1995.

Peregrine has voluntarily agreed to waive the Advisory Fee and/or assume operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) in order to limit the Fund's total expenses to an annual rate of 2.00% of the Fund's average daily net assets until December 31, 1997.



PORTFOLIO ADMINISTRATOR

Van Eck Associates Corporation ("Van Eck") serves as the Fund's portfolio administrator pursuant to a Portfolio Accounting and Administration Agreement. Van Eck performs accounting and administrative services for the Fund and is paid a fee ("Portfolio Administration Fee") at an annual rate of .25% of the Fund's average daily net assets or $75,000, whichever is greater. Van Eck is responsible for calculating the Fund's NAV, maintaining the Fund's records and providing certain other accounting and administrative services.

The Advisory and Portfolio Administration Fees paid by the Fund are generally more than those paid by other comparable mutual funds.


                                   ADVERTISING

From time to time, the Fund may advertise its performance. Past performance is not indicative of future performance.


AVERAGE ANNUAL TOTAL RETURN

The Fund may advertise its performance in terms of average annual total return, which is computed by finding the average annual compounded rate of return over a period so that the initial amount invested would equal the ending account value. The calculation assumes that all dividends and distributions by the Fund are reinvested and includes all recurring fees charged to all shareholder accounts. It is not the actual return in each year, but an average. The actual return in any year may be more or less than the average. Average annual total return for periods of less than a year is equal to the actual return annualized and assumes that performance to date will continue for the rest of the year.


AGGREGATE TOTAL RETURN

The Fund may advertise aggregate total return for a specified period of time, which is the percentage change in the net asset value of Fund shares initially purchased assuming reinvestment of dividends and capital gains distributions without giving consideration to the length of time of the investment.

Non-recurring expenses may be excluded from the calculation of rates of return so that the rates may be higher than if these expenses were included. The SAI describes the methods used to calculate the Fund's total return.

The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare its performance to various published historical indices. These include market, economic and performance data and indices. For example, the Fund may quote the market performance of the S&P 500; Morgan Stanley Capital International Europe Australia Far East (EAFE) Index; the Morgan Stanley Capital International Combined Far East Ex-Japan Free Index or another appropriate index; performance of various world economies or economic indicators; or compilations of historical performance data from rating agencies. The Fund is rated in the Asia/Pacific Basin Funds Category by performance rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one rating agency; Lipper Analytical Services is another.


                                     TAXES

FUND'S TAX STATUS

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and will not pay income or excise taxes to the extent that it distributes its net taxable investment income and capital gains.


TAXATION OF DIVIDENDS YOU RECEIVE

Notice as to the tax status of dividends and distributions will be mailed to you annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains will be taxed at capital gain rates. If the Fund fulfills certain requirements, shareholders of the Fund may be able to claim a foreign tax credit or deduction for foreign taxes paid to foreign governments by the Fund during the year. The Fund does not anticipate that any portion of the Fund's dividends will be eligible for the 70% corporate dividends received deduction.


TAXATION ON SALE OF SHARES

When you redeem your shares you may incur a capital gain or loss for tax purposes. The amount of the capital gain or loss, if any, is the difference between what you paid for your shares and what you receive. Be sure to keep your regular statements - they contain the information necessary to calculate the capital gain or loss.

This discussion was a brief description of the tax consequences of an investment in the Fund. You should consult your tax adviser for additional tax consequences, including state and local taxation, of dividends, distributions and sale of Fund shares.


NON-RESIDENTS

Distributions of net investment income and short-term capital gains, if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Fund is not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

                             ADDITIONAL INFORMATION

QUESTIONS ABOUT THE FUND

For further information about the Fund, please call your financial advisor or the Fund toll free at (800) 910-5525 or write to the Fund at the cover page address.


CUSTODIAN

The custodian of the assets of the Trust is The Chase Manhattan Bank, N.A., 4 Chase Metrotech Center, Brooklyn, New York 11245.


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, are the Fund's independent accountants. The Fund's annual financial statements are audited by Price Waterhouse.


COUNSEL

Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, serves as outside counsel to the Trust.


TRANSFER AND DIVIDEND DISBURSING AGENT

DST Systems, Inc., 1055 Broadway, Kansas City, Missouri 64105, serves as the Fund's transfer, dividend disbursing and shareholder servicing agent.


INVESTMENT ADVISER

Peregrine Asset Management (Hong Kong) Limited, New World Tower, Suite 1710, 16-18 Queens Road, Central, Hong Kong, serves as the investment adviser to the Fund.


DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, serves as distributor for the Fund's shares.


PORTFOLIO ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, serves as portfolio administrator for the Fund.

                                PEREGRINE FUNDS
                                  (the "Trust")
                    99 Park Avenue, New York, New York 10016
                 Shareholder Services: Toll Free (800) 910-5525

ASIA PACIFIC GROWTH FUND

Peregrine Funds is a mutual fund. Asia Pacific Growth Fund is the only series of the Trust.

TABLE OF CONTENTS                                                         Page
                                                                          ----
General Information.......................................................  2
Overview of Investment Objective and Policies of the Fund.................  2
Risk Factors .............................................................  3
   Foreign Securities.....................................................  3
   Emerging Market Securities.............................................  4
   Foreign Currency Transactions..........................................  7
   Futures and Options Contracts and Complex Securities...................  8
   Options, Futures and Forward Contracts.................................  8
   Hedging and Other Investment Techniques................................ 10
   Indexed Securities and Structured Notes................................ 11
   Swap Agreements........................................................ 11
   Loans of Portfolio Securities.......................................... 12
   Borrowing ............................................................. 12
   Real Estate Securities................................................. 13
   Investment Company Securities.......................................... 13
   Rights................................................................. 13
   Partly Paid Securities................................................. 14
   Direct Investments..................................................... 14
   Repurchase Agreements.................................................. 15
   Debt Securities........................................................ 15
   Rule 144A Securities and Section 4(2) Commercial Paper................. 16
Investment Restrictions................................................... 16
Investment Advisory Services.............................................. 18
The Distributor........................................................... 19
Portfolio Transactions and Brokerage...................................... 20
Trustees and Officers..................................................... 21
Valuation of Shares....................................................... 23
Tax-Sheltered Retirement Plans............................................ 24
Investment Programs....................................................... 26
Taxes..................................................................... 27
Redemptions in Kind....................................................... 29
Performance............................................................... 29
Additional Information.................................................... 31
Financial Statements...................................................... 31
Appendix.................................................................. 32


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated January 26, 1996 (the "Prospectus"), which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page. Shareholders are advised to read and retain this Statement of Additional Information for future reference.

             STATEMENT OF ADDITIONAL INFORMATION - January 26, 1996

                               GENERAL INFORMATION

Peregrine Funds (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the State of Delaware. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There is currently one series of the
Trust: Asia Pacific Growth Fund (the "Fund").

The Fund is classified as a diversified fund under the Investment Company Act of 1940 (the "1940 Act"). A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities, for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Peregrine Asset Management (Hong Kong) Limited (the "Adviser") serves as investment adviser to the Fund.

            OVERVIEW OF INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Fund's investment objective is to achieve long-term capital appreciation by investing in the securities of companies that are expected to benefit from the development and growth of the markets or economies of Asia and the Pacific Basin.

The Fund may invest in a broad range of equity securities, warrants and equity options of companies located in, or expected to benefit from the development and growth of the economies of countries located in Asia and the Pacific Basin. The Fund considers the "Asia Pacific" region to include Australia, Bangladesh, Brunei, Cambodia, Hong Kong, India, Indonesia, Republic of Korea, Laos, Malaysia, Myanmar (formerly, Burma), Nepal, New Zealand, Pakistan, Papua New Guinea, the People's Republic of China (`China"), the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam. Other countries may be added in the future. Currently, the Fund does not invest in Japan. Equity securities include common and preferred stocks, structured notes, equity swaps, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies, currency swaps, structured and indexed notes and other instruments which may be or become available that are consistent with the Fund's investment objective. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). Although the Fund will invest its assets in a manner consistent with its investment objectives and policies there can be no assurance the Fund will be able to achieve its objective.

The Fund expects that under normal market conditions at least 65%, and at times, substantially all of its assets will normally be invested in equity securities, structured and indexed notes, swaps and other instruments whose return is tied to one or more issuers in the Asia Pacific region. Issuers that the Fund may invest in consist of companies that (a) are located in the Asia Pacific region or whose securities are principally traded in an Asia Pacific country or (b)(i) have at least 50% of their assets in one or more countries located in the Asia Pacific region or (ii) derive at least 50% of their gross sales, revenues or profits from providing goods or services to or from within one or more countries located in the Asia Pacific region. These investments are typically listed on stock exchanges or traded in the over-the-counter markets in Asia Pacific countries, but may be traded on exchanges or in markets outside the Asia Pacific region. Similarly, the principal offices of these companies may be located outside these countries. The Fund may commit 25% or more of its total assets to any one country in the Asia Pacific region, and will normally invest in at least three Asia Pacific countries. The Fund may invest, without limitation, in depository shares or depository receipts, such as American Depository Receipts and Shares, and Global Depository Receipts and Shares. Depository receipts and shares are generally issued by custodian banks as evidence of ownership of the underlying foreign securities.

The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in high grade, liquid debt securities of foreign and United States companies which are not in the Asia Pacific region, of foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. Dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Services, Inc. ("Moody's") or A-1 or better by Standard & Poor's Corporation ("S&P") or, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, will be of comparable high quality as determined by the Adviser.

Some countries in the Asia Pacific region have favorable tax treaties with other countries, the effect of which is that entities organized under the laws of the tax favored country pay a lower rate of tax on income or capital gains earned on investments in the taxing country. The Fund may invest, when it is advantageous for tax reasons, through wholly-owned entities.

The Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's and S&P relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

                                  RISK FACTORS
                               Foreign Securities

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond and equity markets are lower than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, in particular, emerging market countries, there exists the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

                           EMERGING MARKET SECURITIES

Many countries in the Asia Pacific region are considered developing or emerging countries. The Fund may have a substantial portion of its assets in these countries or in countries with developing securities markets. Although there is no universally accepted definition, a developing or emerging country is generally considered by the Adviser to be a country which is in the initial stages of industrialization or economic development. With the exception of Australia and New Zealand, the other countries of the Asia Pacific region are considered developing or emerging markets.

Shareholders should be aware that investing in the equity and fixed income markets of those countries and emerging markets involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of these countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors. Some of these countries do not have securities markets or exchanges or are in the initial stages of formation.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and therefore, such countries may lack the social, political and economic stability characteristic of the United States. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. An investment in the Fund presents a greater risk of loss to investors than would an investment in a fund investing in a more diversified portfolio of companies located in more stable countries. The economies of countries with developing markets may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future.

Since the Fund invests at least 65% of its total assets in Asia Pacific region investments, the investment performance will be especially affected by events affecting companies in the Asia Pacific region. The value and liquidity of these investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asia Pacific region or neighboring regions. The extent of economic development, political stability and market depth in the various countries in the Asia Pacific region varies widely. Certain countries in the Asia Pacific region, including Bangladesh, Cambodia, China, Laos, Indonesia, Malaysia, Nepal, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status. In addition, the Fund will invest a significant portion of its assets in Hong Kong and will be affected by the return of Hong Kong to Chinese control.

The securities markets in the Asia Pacific region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in securities markets in the Asia Pacific region may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the Asia Pacific region may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in the Asia Pacific region are susceptible to being influenced by large investors trading significant blocks of securities.

Many emerging countries limit the percentage foreign investors, such as the Fund, may own of their domestic issuers by requiring that such issuers issue two classes of shares-"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and in some markets may be convertible into local shares. Foreign shares may be subject to restrictions on the right to receive dividends and other distributions, and may have limited voting and other rights, to name a few. Local shares are intended for ownership by nationals or residents of the country. The market for foreign shares is generally less liquid than the market for local shares, although in some cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Fund were to purchase foreign shares at a premium and sell when there is a lower or no premium, the Fund could realize a loss on its investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings (while foreign holders of foreign shares would participate). If the Fund were to own local shares and could not participate in a stock, warrant or other distribution, the Fund could suffer material dilution of its interest in that issuer and the value of its holdings could decline dramatically, over a very short period, causing a loss on its investment. Generally, it is expected that the Fund will hold foreign shares. However, because of their limited number, foreign shares may, at times, not be available for purchase by the Fund or the premiums may be, in the opinion of the Adviser, unjustified or prohibitively high. In order to participate in these markets, the Fund may deem it advisable to purchase local shares which may expose the Fund to the additional risks described above. The Fund will only purchase local shares where foreign shares are not available for purchase or premiums are excessive and when, in the opinion of the Adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Fund. Where permitted by local law, the Fund will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser will be able to assess these risks accurately or that the Fund will be able to convert its local shares to foreign shares or that dilution will not result.

The stock markets in certain of the Asia Pacific region countries, particularly the Chinese markets, are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire or dispose of investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

Economies of countries in the Asia Pacific region may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Pacific region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" status under United States international trade laws, which the United States' President and Congress consider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Governmental actions in China can have a significant effect on the economic conditions in the Asia Pacific region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

China and certain countries in the region do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Fund, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asia Pacific region countries.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                          FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. Dollars, it does not intend physically to convert holdings of foreign currencies into U.S. Dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund, at times, will use forward contracts, along with futures contracts, foreign exchange swaps, structured notes and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of its overall hedging strategy, for defensive purposes and for cash management purposes. The Fund will conduct foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options, or entering into futures contracts or forward contracts to purchase or sell foreign currencies or using structured notes, swap agreements or other instruments that may become available. See "Futures and Options Contracts and Complex Securities."

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the forward currency contract. Accordingly, the Fund may decide to proceed with the purchase or sale as anticipated or may determine not to proceed. In the first instance, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security has fluctuated; or in the second, to enter into an offsetting transaction.

              FUTURES AND OPTIONS CONTRACTS AND COMPLEX SECURITIES

The Fund may buy and sell forward, futures and options contracts, structured notes, swap agreements and other complex securities which are or may become available for hedging and investment purposes. These are commonly referred to as "derivatives." Derivatives include financial futures and forward contracts on foreign or domestic currency, security, interest-rate, stock and bond indices.

Options, Futures and Forward Contracts

A forward contract, like a futures contract, involves an obligation to purchase or sell a specific asset at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike futures contracts which are standardized exchange-traded contracts, forward contracts are usually traded in the over-the-counter market conducted directly between financial institutions and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades. There is, however, an interest rate factor reflected in the delivery prices. A security or interest-rate futures or forward contract is an agreement to buy or sell a specified security at a set price on a future date. An index contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation they may have under the contract. The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options, except that margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation.

In establishing a position in a futures or forward contract, which may be a long or short position, the Fund will own an offsetting position or appropriate high grade, liquid assets, such as U.S. Government securities or cash will be segregated with the Fund's Custodian to ensure that the position is not leveraged above applicable limits. See "Borrowing" below. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures or forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. Certain exchanges do not permit trading in particular futures contracts at prices in excess of daily price fluctuation limits set by the exchange. Trading in futures contracts traded on foreign exchanges may be subject to the same or similar risks as trading in foreign securities.

The Fund may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Fund because the maximum exposure is the amount of the premiums paid for the options.

The Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts (entered into for other than bona fide hedging purposes). As the holder of a call or put option, the Fund pays a premium and has the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period ("American" option) or at expiration of the contract ("European" option). An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment. The Fund may, with respect to options it has purchased, sell them, exercise them or permit them to expire.

The Fund may write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Fund must sell (in the case of a written call option) or buy (in the case of a written put option) the underlying asset at the exercise price. The Fund may write only covered put and call options. A covered call option, which is one where the Fund owns the underlying asset, sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or the possible continued holding of an underlying instrument which might otherwise have been sold to protect against depreciation in the market price of the underlying instrument. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Fund may invest in options which are either listed on a domestic securities exchange, or are traded on a foreign exchange or over-the-counter.

In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments. With respect to over-the-counter options, the Fund is exposed to the risk that the other party will fail to perform under the contract; in such a case the Fund would incur a loss equal to the then current "market" value of the option.

                     HEDGING AND OTHER INVESTMENT TECHNIQUES

The Fund may use options, forward and futures contracts, structured and indexed notes, swaps and similar investments (commonly referred to as derivatives) as a defensive technique to protect against declines in the values of assets the Adviser deems desirable to hold for tax or other considerations and to gain investment exposure to certain securities, markets or assets. One defensive technique involves selling a futures or forward contract, purchasing a put option or structured or indexed note or entering into a swap agreement whose value is expected to be inversely related to the asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the instrument. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

Hedging against a change in the value of an asset the Fund holds may reduce or preclude the opportunity for gain if the value of the hedged asset should increase.

The Fund may use futures contracts, options, structured and indexed notes, forward contracts and swaps and other similar instruments for investment purposes, such as creating "synthetic" positions or implementing "cross-hedging" strategies. A synthetic position will be covered by segregation of short-term liquid assets. A synthetic position permits the Fund to obtain investment exposure and is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity, tax or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, the Fund experiences large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on an asset, such as a securities index, gaining investment exposure to the relevant market while incurring lower overall transaction costs. By segregating cash, the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market - i.e., purchased the securities. In addition, a structured note may permit the Fund to gain investment exposure that might not otherwise be available. For example, some countries permit only residents or nationals to invest in their markets. The Fund could enter into a structured note whose principal value would be tied to the performance of that country's market index.

Cross-hedging involves the use of one asset to hedge against the decline in value of another asset. For example, the Fund could hedge against a decline in the value of a Taiwanese securities position by taking a position in the Hong Kong market that is expected to perform inversely to the Taiwanese market.

The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged asset or the cash market position will move as anticipated. If prices do not move as anticipated the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets. Further, if the other party to a swap, structured or indexed note, forward contract or option were to default on its obligation, the Fund would incur a loss. Finally, certain of these derivative instruments may be illiquid, difficult to value accurately and subject to extreme volatility.

The futures and options markets in certain of the Asia Pacific region countries are not as developed as similar markets of more developed countries, and the Fund may not be able to hedge or employ the strategies described above. In addition, swaps and indexed or structured notes may not be available. It is the policy of the Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company to prevent double taxation of the Fund and its shareholders. One of these requirements is that less than 30% of a fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. The extent to which the Fund may engage in the foregoing transactions may be materially limited by this requirement.

                     INDEXED SECURITIES AND STRUCTURED NOTES

The Fund may invest in securities whose value is linked to one or more currencies, interest rates, stocks, bonds, financial instruments or indices. An indexed security or structured note enables the Fund to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying asset or other assets. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in forward, futures and options contracts. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as "structured notes"). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Structured notes may give the Fund increased liquidity and access to markets that it might otherwise be precluded from investing in. These instruments may also be difficult to value accurately.

The Adviser will monitor the liquidity of these instruments under the supervision of the Board of Trustees and those instruments determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

                                 SWAP AGREEMENTS

The Fund may enter into swap agreements. Swap agreements permit the Fund to swap (trade) the performance of one asset for another. For example, the Fund may swap the performance of the Hang Seng Index (Hong Kong) for the Bombay Index (India). By entering into such a swap, the Fund could simultaneously hedge a portion of its exposure to the Hong Kong market and gain exposure to the Indian market.

Rather than enter into a swap agreement, the Fund could have sold its Hong Kong holdings and purchased Indian securities, thereby incurring transaction and other costs. Since swaps are individually negotiated, the Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its swap position. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purpose of the limitation on illiquid investments.

High grade, liquid assets, such as U.S. Government securities or cash will be segregated with the Fund's Custodian in an amount equal to the Fund's net obligation on such swap agreements. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

                          LOANS OF PORTFOLIO SECURITIES

The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience a loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement.

                                    BORROWING

The Fund may borrow up to 33-1/3% of the value of its net assets to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset values, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the investment return from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

                             REAL ESTATE SECURITIES

Although the Fund will not invest in real estate directly, it may invest its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. Therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

                          INVESTMENT COMPANY SECURITIES

The Fund may invest in issuers which are considered under the 1940 Act to be investment companies. These investment companies may or may not be registered with the Securities and Exchange Commission ("SEC") and may be foreign investment companies. Investing in foreign investment companies involves the same risks as investing in foreign securities. Investing in investment companies permits the Fund to invest in markets that might otherwise have been inaccessible and to obtain greater diversification. These investments involve the payment of dual management fees.

                                     RIGHTS

Rights are privileges granted to existing shareholders or may be attached to other securities. Rights entitle the holder to purchase shares of a new issue before they are offered to the public, often below the public offering price. Some rights are registered and are freely transferable while others are not.

Rights are similar to options in that they give the holder the right, not the obligation, to purchase shares.

                             PARTLY PAID SECURITIES

Partly paid securities are securities for which the purchaser pays on an installment basis. A partly paid security trades net of outstanding installment payments. For this reason, the obligation to make payment is usually transferred upon sale of the security. Fluctuations in the market value do not affect the obligation to make installment payments when due. Partly paid securities become fully paid securities upon payment of the final installment. Until that time, the issuer of a partly paid security typically may retain the right to restrict the voting and dividend rights of the security and to impose restrictions and penalties in the event of a purchaser's default.

High grade, liquid assets, such as U.S. Government securities or cash will be segregated with the Fund's Custodian in an amount equal to the "unpaid" installments on these securities. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

                               DIRECT INVESTMENTS

The Fund may invest up to 10% of its total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and
(ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. Such direct investments may be made in entities that are reasonably expected in the foreseeable future to benefit from the growth and development in the Asia Pacific region either by expanding current operations or establishing significant operations in the Asia Pacific region.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will generally be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not reflect the price at which these assets could be liquidated.

                              REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund acquires an underlying asset for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the asset at an agreed upon price and time, thereby determining the yield during the holding period. The agreement results in a rate of return that is not subject to market fluctuations during the holding period. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying asset. The Adviser acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. Entering into repurchase agreements with foreign dealers poses similar risks to investing in foreign securities.

The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of the Fund's total assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will only enter into a repurchase agreement where
(i) the underlying asset is of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

                                 DEBT SECURITIES

The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

                            RULE 144A SECURITIES AND
                          SECTION 4(2) COMMERCIAL PAPER

Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 (the "1933 Act") for resales of certain securities to qualified institutional buyers. The SEC adopted Rule 144A to allow a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.

The Adviser will monitor the liquidity of restricted securities in the Fund's holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer). In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the 1933 Act. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

Securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued in reliance on the Section 4(2) exemption under the Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities.

                             INVESTMENT RESTRICTIONS

The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy. Restrictions 1, 4, 9, 11, 12, 14 and 16 are not fundamental, unless otherwise provided for by applicable federal or state law.

The Fund may not:

1. Invest in securities which are subject to legal or contractual restrictions on resale ("restricted securities") or for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security if the result is that more than 15% of the Fund's net assets would be invested in such securities, excluding securities which are deemed to be liquid under Rule 144A under the Securities Act of 1933.

2. Purchase or sell real estate, except the Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

3. Purchase or sell commodities or commodity futures contracts, except that financial futures contracts which may include stock and bond index futures contracts, foreign currency futures contracts and similar contracts or financial assets are not considered commodities or commodity contracts. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes.

4. The Fund may not purchase more than 3% of the total outstanding voting stock of any investment company or invest more than 5% of its total assets in the securities of any investment company or invest more than 10% of its total assets in investment companies in general. Such purchases may involve only customary broker's commissions.

5. Lend to broker-dealers portfolio securities with an aggregate market value in excess of 33-1/3% of its total assets.

6. As to 75% of the Fund's total assets, purchase securities of any issuer, if immediately thereafter (i) more than 5% of the Fund's total assets (taken at market value) would be invested in the securities of such issuer, or
     (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. This restriction does not apply to any company of which the Fund is the sole beneficial owner or securities acquired as part of a merger, acquisition of assets or other reorganization.

7. Underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the purchase of securities for investment or disposition of restricted securities).

8. Borrow money, in excess of 33-1/3% of the value of its net assets to increase holdings of portfolio securities.

9. Mortgage, pledge or otherwise encumber its assets except to secure borrowing effected within the limitations set forth in restriction (8).

10. Issue senior securities. The Fund may (i) borrow money in accordance with restrictions described above, (ii) enter into forward contracts, (iii) purchase futures contracts on margin, (iv) issue multiple classes of securities, and (v) enter into swap agreements or purchase structured notes or similar instruments.

11. Make short sales of securities, except the Fund may engage in the transactions permitted in these restrictions and under the Fund's investment policies as set forth in its registration statement without limitation.

12. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, may make initial or maintenance margin payments in connection with options and futures contracts and options on future contracts and borrowing effected within the limitations set forth in these restrictions.

13. Invest more than 25% of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to obligations issued or guaranteed by the United States Government.

14. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

15. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral, leases or exploration or development programs.

16. Invest in real estate limited partnerships or in oil, gas or other mineral leases.

In order to comply with certain securities laws of a state in which shares of the Fund are currently sold, the Fund has undertaken with respect to investment restriction number 1, not to invest more than 10% of its assets in "restricted securities" and not to invest more than 5% of its assets in securities of "unseasoned" issuers, i.e., companies which together with their predecessors have a record of less than three years continuous operation. To the extent the above restrictions have been adopted to comply with state securities laws, they shall not apply to the Fund once such laws are no longer in effect.

                          INVESTMENT ADVISORY SERVICES

The Adviser, Peregrine Asset Management (Hong Kong) Limited, manages the investments of the Fund and provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering its affairs. The Adviser compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Adviser's fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

Van Eck Associates Corporation, 99 Park Avenue, New York, New York ("Van Eck") serves as portfolio administrator (the "Portfolio Administrator") for the Fund pursuant to a Portfolio Accounting and Administrative Services Agreement dated December 20, 1995. It provides accounting and administrative services and is responsible for calculating the Fund's NAV, providing certain accounting and administrative services and such other services and assistance as the Fund may request.

The expenses borne by the Fund include: all the charges and expenses of the transfer and dividend disbursing agent, the custodian fees and expenses, legal counsel, auditors' and accounting fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee and portfolio accounting and administrative fees, extraordinary expenses, expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, expenses of registering and qualifying shares for sale, fees and expenses of Trustees who are not "interested persons" of the Adviser, membership dues of professional associations, fidelity bond and errors and omissions insurance premiums, the cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor, Adviser or Portfolio Administrator.

The Investment Advisory Agreement (the "Advisory Agreement") was approved at a meeting of the Board of Trustees held on December 19, 1995. The Advisory Agreement provides that the Adviser shall reimburse the Trust for expenses of the Trust in excess of certain expense limitations required by state regulation unless the Trust has obtained an appropriate waiver of such expense limitations or expense items from a particular state authority. Under the Advisory Agreement, the maximum annual expenses which the Trust may be required to bear, inclusive of the advisory fee but exclusive of interest, taxes, brokerage fees, Rule 12b-1 Plan distribution payments (the Fund does not currently have such a Plan) and extraordinary items may not exceed the lowest expense limitation imposed by any state in which the Fund is registered. Currently, only one state imposes such an expense limitation on the Fund. For the purposes of the expense limitations imposed on the Fund by this state, expenses may not exceed: (i) 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. The amount of the advisory fee to be paid to the Adviser each month will be reduced by the amount, if any, by which the annualized expenses of the Fund for that month exceeds the foregoing limitations. At the end of the fiscal year, if the aggregate annual expenses of the Fund exceed the amount permissible under the foregoing limitations, then the Adviser will be required promptly to reimburse the Fund for the total amount by which expenses exceed the amount of the limitations, not limited to the amount of the fees paid. If aggregate annual expenses are within the limitations, however, any excess amount previously withheld will be paid to the Adviser.

The Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the 1940 Act.

                                 THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Portfolio Administrator. The Trustees of the Trust approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund on December 19, 1995.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying its shares under federal and state securities laws.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount.

In purchasing and selling the Fund's portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided as defined in
Section 28(e) of the Securities Exchange Act of 1934. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under the Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates.

In executing portfolio transactions on behalf of the Fund, the Adviser may utilize the services of the Distributor and other affiliated persons as broker pursuant to procedures adopted by the Board of Trustees. The procedures are designed to ensure that commissions paid are comparable to those charged by other firms.

The Trustees will periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser and affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

When the Adviser places purchase and sale transactions on behalf of the Fund and its own account or that of its affiliates, it will coordinate the trading in such a manner that it is fair to the participants.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

While it is the policy of the Fund generally not to engage in trading for short-term gains, the Fund will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Fund anticipates that its annual portfolio turnover rates will not exceed 100%.

The Adviser and related persons may, from time to time, buy and sell for their own accounts securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts a Code of Ethics has been adopted by the Adviser which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days; or if the security has been purchased or sold or recommended for purchase or sale by a client account, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security or the activity is of such a nature that it does not present the dangers or potential for abuses or is likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

                              TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their addresses, positions with the Trust and principal occupations during the past five years are set forth below.

Trustees:

ROGER O. BROWN - Trustee
2 North LaSalle, Chicago, IL; Founding President and Chief Executive Officer (1976-1990); Retired President (1991 to Present) Harris Associates, Inc.; Director, Thresholds, since 1971 and Director, United Communications Corporation, since 1960.

*GARY GREENBERG - Trustee
1710 New World Tower, 16-18 Queen's Road, Central, Hong Kong; President of the Fund since the Fund commenced operations; Deputy Managing Director of Peregrine, since July, 1994; was co-manager of the Acorn International Fund from 1992 to 1994; and international securities analyst with Harris Associates L.P. (investment adviser) from 1989 to 1992.

WESLEY G. McCAIN - Trustee
144 East 30th Street, New York, NY; Chairman, Towneley Capital Management, Inc. (investment adviser); Chairman, Eclipse Financial Asset Trust (mutual fund); Trustee of investment companies advised by Van Eck; General Partner, Pharaoh Partners, L.P.; President, Millbrook Associates, Inc.; Trustee, Libre Group Trust; Chairman, Eclipse Financial Services, Inc.; Former Director, International Investors Incorporated; and Former Secretary and Treasurer, Millbrook Advisers, Inc. (investment adviser); and Former Chairman, Finacor, Inc. (financial services).

*BRUCE SETON - Trustee
1710 New World Tower, 16-18 Queen's Road, Central, Hong Kong - Executive Vice President of the Trust. Chief Investment Officer of Peregrine, since September, 1994; Chief Executive Officer of Peregrine. Prior to joining Peregrine in 1994, Mr. Seton spent twenty-two years at Gartmore Investment Limited managing funds emphasizing Asian emerging market investments.

RICHARD STAMBERGER - Trustee
888 17th Street, N.W., Washington, D.C. 20006; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984); and Trustee of investment companies advised by Van Eck.

THOMAS C. THEOBALD - Trustee
222 W. Adams Street, Chicago, IL; Director, Private Investor/Corporate Director (1994 to Present); Chairman, Continental Bank Corporation (1987 to 1994); Director, Enron Global Power & Pipelines, L.L.C.; Director, Xerox Corporation; Director, Anixter International Corporation; Director, Kleinwort Benson Holdings and Director, MacArthur Foundation; Advisory Board member, GFTA (builder of models for foreign exchange, Dusseldorf, Germany); Trustee, Mutual Life Insurance Company of New York and Trustee, Northwestern University.

Messrs. Brown, McCain, Stamberger and Theobald are each paid an annual fee of $5,000 for serving as Trustees, and are reimbursed for expenses in attending Board of Trustees' meetings.

Officers:

AUREOLE FOONG - 1710 New World Tower, 16-18 Queen's Road, Central, Hong Kong - Vice President of the Trust. Vice President of Peregrine since 1994; prior thereto, was a Senior Vice President at Unifund, a Geneva-based private investment company from 1990 to 1994.

THADDEUS LESZCZYNSKI - 99 Park Avenue, New York, NY 10016 - Secretary of the Trust. An officer of Van Eck and investment companies advised by Van Eck.

BRUCE SMITH - 99 Park Avenue, New York, NY 10016 - Treasurer of the Trust. An officer of Van Eck and investment companies advised by Van Eck.

*An "interested person" as defined in the 1940 Act.

As of January 2, 1996, all officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund.

                               VALUATION OF SHARES

The net asset value per share of the Fund is computed by dividing the value of all of the Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The net asset value need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a contract. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such foreign securities and foreign exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                         TAX-SHELTERED RETIREMENT PLANS

The Trust does not offer a prototype tax-sheltered retirement plan. However, banks, broker- dealers and other financial intermediaries may offer such plans through which shares of the Fund may be purchased. These plans are more fully described below. Persons who wish to establish a tax-sheltered retirement plan should consult their financial institutions as to the availability of such plans and their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

The rules discussed below are complex. Individuals and their employers should consult with their tax advisers and legal counsel regarding the advantages and disadvantages of the different plans.

Individual Retirement Account ("IRA") and Spousal Individual Retirement Account ("SPIRA"). The IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of the Fund. An IRA may also be established pursuant to a SEP. SPIRAs are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, the maximum deductible amount that the individual may contribute annually is the lesser of $2,250 or 100% of such individual's compensation includible in his gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP (discussed below) are excluded from an employee's gross income and are subject to different limitations.

All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan. In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds the specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers, adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $2,250 IRA deduction is reduced by $225 for each $1,000 of adjusted gross income in excess of $40,000.

Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $2,250 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax-free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts from the IRA or SPIRA after age 70 1/2.

Simplified Employee Pension Plan ("SEP"). A SEP may be utilized by employers to provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. The maximum amount which may be contributed to a SEP-IRA (for
1996) under a salary reduction agreement is the lesser of $400 (as adjusted for cost of living increases) or 15% of compensation.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested in shares of the Fund and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions are made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans. The Qualified Pension Plan can be utilized by self-employed individuals, partnerships and corporations (for this purpose, called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

The maximum  contribution  which may be made to a Qualified  Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for federal income tax purposes.
Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested in shares of the Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

403(b)(7) Program. The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax-exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year
(1995) (as adjusted for cost of living expenses and may be further adjusted if the employee participates in another plan). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of the Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution. Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement, disability or death. Withdrawals of contributions prior to age 59 1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

                               INVESTMENT PROGRAMS

Dividend Reinvestment Plan. Reinvestments of dividends of the Fund will occur on a date selected by the Board of Trustees.

                                      TAXES

Taxation of the Fund -- In General

The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"): (i) short sales of securities; (ii) stock or securities; (iii) options, futures or forward contracts (other than on foreign currencies) or (iv) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid this tax, during each calendar year the Fund must distribute (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) any portion (not taxed to the Fund) of the 2% balance from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund' s Investments

Original issue discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for it to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions may apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

Foreign Currency Transactions. Under section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under section
988. In addition, in certain circumstances, the Fund may elect capital gain or loss for foreign currency transactions. The rules under section 988 may also affect the timing of income recognized by the Fund.

Taxation of the Shareholders

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such a case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

Income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Code. If the Fund satisfies this requirement, the Fund will make such an election. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Fund on its foreign investments. The Fund cannot assure investors that they will be eligible for the foreign tax credit. The Fund will advise shareholders annually of their share of any creditable foreign taxes paid by the Fund.

The Fund may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in Fund shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences to them, including state and local tax consequences of investment in the Fund.

                               REDEMPTIONS IN KIND

The Fund has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                   PERFORMANCE

The Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

--------------------------------------------------------------------------------

                                 P(1 + T)^n=ERV

                    Where:     P   =   a hypothetical initial payment of $1,000

                               T   =   average annual total return

                               n   =   number of years

                               ERV =   ending   redeemable  value  of  a
                                       hypothetical  $1,000 payment made at
                                       the  beginning  of the 1,  5,  or 10
                                       year  periods at the end of the year
                                       or period;
--------------------------------------------------------------------------------

The calculation assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

--------------------------------------------------------------------------------
                              [(B-A)/A](100)=ATR

                    Where      A  = initial investment

                               B  = value at end of period

                               ATR= aggregate total return

--------------------------------------------------------------------------------

The calculation assumes all distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Advertising Performance

As discussed in the Fund's Prospectus, the Fund may quote performance results from recognized publications which monitor the performance of mutual funds, and the Fund may compare its performance to various published historical indices. These publications are listed in Part B of the Appendix. In addition, the Fund may quote and compare its performance to the performance of various economic and market indices and indicators, such as the S&P 500, Financial Times Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Combined Far East (ex-Japan) Free Index, Salomon Brothers World Bond Index,

Salomon Brothers World Government Bond Index, GNP and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

                             ADDITIONAL INFORMATION

Custodian. The Chase Manhattan Bank, N.A., is the custodian of the Trust's portfolio securities, cash, coins and bullion. The custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

                              FINANCIAL STATEMENTS

An audited statement of Assets and Liabilities and footnotes thereto for the Fund, reflecting the $100,000 investment by the Adviser follow.

                                    APPENDIX

PART A.

Corporate Bond Ratings

  Description of Moody's Investors Service, Inc. corporate bond ratings:

  Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high quality bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Description of Standard & Poor's Corporation corporate bond ratings;

  AAA -- Bonds rated AAA have the highest rating assigned by S&P to debt obligations. Capacity to pay interest and repay principal is extremely strong.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stock Ratings

  Moody's Investors Service, Inc. describes its preferred stock ratings as:

  aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

  aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa - An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba - An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

  ca - An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

  c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's Corporation describes its preferred stock ratings as:

  AAA - This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

  BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC - Preferred stocks rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BBB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Debt Ratings

  Description of Moody's short-term debt ratings:

  Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Description of S&P's short-term debt ratings:

  A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2--Capacity   for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B--Issues rated B are regarded as having only speculative capacity for timely payment.

  C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PART B

The  publications  and services from which the Fund will quote  performance are:
Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard,
Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, The New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

                                                      Market Index Descriptions

Financial Times Index: A capitalization-weighted index of securities traded on the London Stock Exchange. It is calculated on a total return basis with dividends reinvested.

Morgan Stanley Capital International Europe, Australia, Far East Index (US$ terms): An arithmetic, market value-weighted average of the performance of over 1,079 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Morgan Stanley Capital International World Index (US$ terms): An arithmetic, market value-weighted average of the performance of over 1,515 companies listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above 22 countries.

Morgan Stanley Capital International Combined Far East ex-Japan Free Index: An arithmetic, market value-weighted average of the performance of companies listed on the stock exchanges of the following countries: Hong Kong, Indonesia, Korea (Korea is included at 20% of its market capitalization in the Combined Free Index), Malaysia, Philippines Free, Singapore Free and Thailand. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above seven countries.

Salomon Brothers World Bond Index (US$ terms): Measures the total return performance of high quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:
Australian Dollars, Canadian Dollars, European Currency Units, French Francs, Japanese Yen, Netherlands Guilder, Swiss Francs, UK pounds Sterling, US Dollars and German Deutsche Marks. Only high-quality, straight issues are included. The index is calculated on both a weighted basis and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least five years' remaining life.

Salomon Brothers World Government Bond Index (US$ terms): The WGBI includes the Government bonds markets of the United States, Japan, Germany, France, the United Kingdom, Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden and Austria. Country eligibility is determined based on market capitalization and investability criteria. A market's eligible issues must total at least US$20 billion, Y2.5 trillion and DM30 billion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies this criteria, it will be added at the end of the following quarter. Guidelines by which a market may be excluded from the index have also been established. A market will be excluded if the market capitalization of eligible issues falls below half of all of the entry levels for six consecutive months. Once again, the market will be removed at the end of the following quarter. In addition, market entry barriers are a reason for exclusion despite meeting the size criteria (for example, if a market discourages foreign investor participation).

Gross Domestic Product: The market value of all final goods and services produced by labor and property supplied by residents of a country in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons, (2) purchases of governments (Federal, State & Local), (3) gross private domestic investment (includes change in business inventories), and (4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars. Gross National Product (GNP) also includes the above components of GDP of foreign subsidiaries of domestic companies.


                                       37